Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review:
         USAA Florida Tax-Free Income Fund                              4
         USAA Florida Tax-Free Money Market Fund                       11
      Financial Information:
         Independent Auditors' Report                                  15
         Portfolios of Investments:
            Categories & Definitions                                   16
            USAA Florida Tax-Free Income Fund                          17
            USAA Florida Tax-Free Money Market Fund                    21
         Notes to Portfolios of Investments                            24
         Statements of Assets and Liabilities                          25
         Statements of Operations                                      26
         Statements of Changes in Net Assets                           27
         Notes to Financial Statements                                 28





Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Florida Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA.
All rights reserved.






USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index(2)                         Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.






Message from the President

(Photograph of the President and Vice Chairman of the Board, Michael J. C. Roth, CFA, appears here.)

I have always enjoyed the investment business because it is a great challenge and it is endlessly fascinating. For me, one of the toughest things to learn was that it was okay when people in this business strongly disagree with you. In fact, the market would not work as well as it does without these differences in opinion. I believe the key is to decide on the principles you choose to follow and stick with them.

The roaring stock market of the past few years is a case in point. If you have not invested in growth stocks, such as technology or internet, your total return is probably lagging the market by a bunch. I've recently seen articles that detail the relatively poor performance of value investing in stocks and of an investment strategy of asset allocation. Yet, I believe in the long-term soundness of both of these strategies. Value investing means using measures, such as price/earnings or price/cash flow ratios, to identify companies which are good businesses but whose stock is undervalued. Asset allocation means combining investments in different classes, such as large cap stocks and tax-exempt bonds, into one portfolio. In spite of the roaring stock market in growth stocks, I continue to practice asset allocation.

My views were forged in the first ten years of my investment career, 1972 to 1982.

Those years taught me these things:
 - It is important to be in stocks.
 - It is especially important to be in stocks when they surge.
 - Stocks can plummet mindlessly.
 - When stocks plummet you will need great courage to stay the course.
 - A portion of my portfolio in fixed income will help my courage at those times.

And most importantly:
 - Major market turns will be a surprise to almost everyone.

Therefore, I carry 30% to 40% of my portfolio in the USAA Tax-Exempt Long-Term Fund. My return might have been higher in the past few years had I invested 100% in stocks. But, I am very comfortable with my allocation. It was especially comforting last summer when the stock market sank. And today, I am very happy that I held my allocation in stocks.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.

Some income may be subject to state or local taxes or the federal alternative minimum tax.








Investment Review

USAA FLORIDA TAX-FREE INCOME FUND

OBJECTIVE: Provide Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax.

TYPES OF INVESTMENTS: Invests primarily in long-term, investment grade Florida tax-exempt securities.


-------------------------------------------------------------------------------------------
                                                                3/31/98         3/31/99
-------------------------------------------------------------------------------------------
  Net Assets                                                $145.9 Million   $182.0 Million
  Net Asset Value Per Share                                      $9.94          $10.02
  Tax-Exempt Dividends Per Share Last Twelve Months              $.508           $.498
  Capital Gains Distributions Per Share Last Twelve Months         -               -
-------------------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 3/31/99
-------------------------------------------------------------------------------------------
30-Day SEC Yield                                                                  4.57%
-------------------------------------------------------------------------------------------
* Calculated as prescribed by the Securities and Exchange Commission.






                AVERAGE  ANNUAL  COMPOUNDED  RETURNS  WITH
        REINVESTMENT  OF DIVIDENDS - PERIODS ENDING MARCH 31, 1999
--------------------------------------------------------------------------------
                      TOTAL               DIVIDEND                    PRICE
                     RETURN     EQUALS     RETURN       PLUS         CHANGE
--------------------------------------------------------------------------------
Since 10/1/93         5.45%       =         5.41%        +            0.04%
5 Years               7.84%       =         5.62%        +            2.22%
1 Year                5.91%       =         5.11%        +            0.80%
--------------------------------------------------------------------------------


           Annual Total Returns and Compounded Dividend Returns for the 6-Year Period Ended March 31, 1999

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA Florida Tax-Free Income Fund for the 6-year period ended March 31, 1999.

Total Return for Years Ended:
----------------------------
03/31/94           -8.22%*
03/31/95            7.01%
03/31/96            7.66%
03/31/97            6.51%
03/31/98           12.22%
03/31/99            5.91%

**Compounded Dividend Yield for Years Ended:
-------------------------------------------
03/31/94            1.99%*
03/31/95            5.78%
03/31/96            5.79%
03/31/97            5.76%
03/31/98            5.68%
03/31/99            5.11%

Change in Share Price:
---------------------
03/31/94          -10.20%*
03/31/95            1.22%
03/31/96            1.87%
03/31/97            0.76%
03/31/98            6.54%
03/31/99            0.80%

* This does not cover a 12 month period.
** Compounded Dividend yield calculation includes only income distributions.


Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.





                    Comparison - 12 Month Dividend Yield

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA Florida Tax-Free Income Fund to the 12 Month Dividend Yield of the Lipper Florida Municipal Debt Funds Average from 3/31/95 to 3/31/99.

          USAA Florida Tax-Free             Lipper Florida Municipal
           Income Fund Yield                Debt Funds Average Yield
          ---------------------             ------------------------
03/31/95         5.44%                                5.35%
03/31/96         5.57%                                5.10%
03/31/97         5.57%                                5.04%
03/31/98         5.11%                                4.66%
03/31/99         4.96%                                4.44%


12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gain distributions. The graph represents data for periods ending 3/31/95 to 3/31/99.




                     Cumulative Performance Comparison

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 Investment for the USAA Florida Tax-Free Income Fund, Lehman Brothers Municipal Bond Index and the Lipper Florida Municipal Debt Funds Average. The data points from the graph are as follows:

USAA  Florida Tax-Free Income Fund
Year                  Amount
--------              -------
10/01/93              $10,000
03/31/94              $ 9,179
09/30/94              $ 9,332
03/31/95              $ 9,822
09/30/95              $10,235
03/31/96              $10,574
09/30/96              $10,982
03/31/97              $11,262
09/30/97              $12,100
03/31/98              $12,639
09/30/98              $13,297
03/31/99              $13,386


Lehman Brothers Municipal Bond Index
Year                  Amount
--------              -------
10/01/93              $10,000
03/31/94              $ 9,584
09/30/94              $ 9,756
03/31/95              $10,296
09/30/95              $10,847
03/31/96              $11,159
09/30/96              $11,502
03/31/97              $11,767
09/30/97              $12,539
03/31/98              $13,028
09/30/98              $13,632
03/31/99              $13,835


Lipper Florida Municipal Debt Funds Average
Year                  Amount
--------              -------
10/01/93              $10,000
03/31/94              $ 9,437
09/30/94              $ 9,547
03/31/95              $10,085
09/30/95              $10,543
03/31/96              $10,842
09/30/96              $11,166
03/31/97              $11,352
09/30/97              $12,054
03/31/98              $12,517
09/30/98              $13,056
03/31/99              $13,142

Data since inception on 10/1/93 through 3/31/99


The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper Florida Municipal Debt Funds Average is the average performance level of all Florida Municipal Debt Funds, as computed by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.







Message from the Manager

(Photograph of the Portfolio Manager, Robert R. Pariseau, CFA, appears here.)

SIGNIFICANT VOLATILITY
The yield on the 30-year U.S. Treasury Bond(1) (the Long Bond) began our fiscal year at 5.93% and one year later, on March 31, 1999, the Long Bond closed at 5.63%. That's a pretty dry statement when you think about all of the excitement that occurred during those 12 months. Events like the economic meltdown in the Far East, the Russian devaluation of the ruble and economic collapse, the Dow Jones Industrial Average(2) falling 512 points in one day, and persistent but false rumors of a major U.S. bank failure.

In reaction over concerns of a worldwide economic recession, interest rates fell dramatically for the six months from May until October 1998. The Long Bond bottomed out on October 5, 1998, at 4.72%, the lowest level on record. To complete the roller coaster ride, interest rates then reversed direction and began to climb for the final six months of the fiscal year as the overseas economic crisis stabilized and the U.S. economy remained very strong.

The yield on the Bond Buyer 40-Bond Index(3)(BBI40) behaved roughly the same. The flight to quality caused the Long Bond's yield to fall much faster than the yield on the BBI40. The reason being is that investors sought the relative safety of the riskless U.S. government bond. In fact, at various times, the yield on the BBI40 was nearly the same as the Long Bond --which is quite unusual. You could say that investors who bought a long maturity, tax-exempt municipal bond received the tax exemption feature for "free". Since October 1998, when interest rates began to rise, the BBI40's yield didn't rise as fast -- and prices didn't fall as much -- as the Long Bond.


              Municipal and U.s. Treasury Bond Yields

A chart in the form of a line graph appears here illustrating the yields of the 30-year U.S. Treasury Bond and the Bond Buyer 40-Bond Index (BBI40) from 3/31/98 to 3/31/99.

               30-year            Bond Buyer
                 U.S.              40-Bond
               Treasury          Index (BBI40)
               --------          -------------
03/31/98          5.93%                5.27%
04/15/98          5.88%                5.29%
04/30/98          5.95%                5.39%
05/15/98          5.97%                5.28%
05/29/98          5.80%                5.22%
06/15/98          5.57%                5.16%
06/30/98          5.63%                5.22%
07/15/98          5.71%                5.25%
07/31/98          5.71%                5.26%
08/14/98          5.54%                5.20%
08/31/98          5.27%                5.11%
09/15/98          5.26%                5.14%
09/30/98          4.98%                5.04%
10/15/98          4.97%                5.09%
10/30/98          5.16%                5.13%
11/16/98          5.29%                5.15%
11/30/98          5.06%                5.10%
12/15/98          5.03%                5.11%
12/31/98          5.10%                5.16%
01/15/99          5.11%                5.17%
01/29/99          5.09%                5.09%
02/15/99          5.43%                5.15%
02/26/99          5.58%                5.17%
03/15/99          5.52%                5.20%
03/31/99          5.63%                5.23%


(1) The 30-year U.S. Treasury Bond is generally considered the benchmark for U.S. long-term interest rates.

(2) The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks. Prepared and published by Dow Jones & Co.

(3) The Bond Buyer 40-Bond Index is the industry standard for the yield of long-term, investment-grade municipal bonds.


MARKET OUTLOOK
In some ways, the U.S. economic outlook hasn't changed very much since our semiannual report. Chairman Alan Greenspan of the Federal Reserve Board frequently expresses his amazement at the ability of the U.S. economy to grow robustly without inflationary pressures. Economists give most of the credit to improved productivity and lack of pricing power by corporations faced with strong competition. Some investors remain skeptical that "it's different this time" and are concerned that inflation will re-ignite. Many investors no longer seem to believe that interest rates will fall much further, because the U.S. economy shows no sign of slowing down. In other words, there is less of a bullish tone to the fixed income market than six months ago, despite the fact that inflationary pressures are still absent.

STRATEGY
I focus primarily on generating maximum tax-exempt income with the goal of producing the best after-tax total return over a 3-5 year investment horizon. I remain fully invested in long-term, investment-grade municipal bonds. I have no intention of purchasing municipal bonds that are subject to the federal alternative minimum tax (AMT) for individuals. Of course, I would certainly advise our shareholders, if there were a change in the Federal Tax Code that compels me to reconsider my position on the AMT.

HOW I BUY A BOND
Since I tend to focus on yield, I'd like to discuss my approach to bond selection. Like any buyer, I seek value. We define value at USAA as a combination of:

    - Yield (the bond may be a great fit, but if the yield is too low -- it's overpriced)
    - Structure (coupon, maturity, call features, sinking funds, etc.)
    - Liquidity (ability to quickly sell the bond and receive the price you expect)
    - Credit Quality (how strong and stable is the issuer?)

Finding value should be a straightforward process, except that, what represents value is always changing in the marketplace. Sometimes the best value is the highest quality bond with the lower yield, other times it may be the lower quality bond with a higher yield. The same can be said for buying bonds of different maturities, for example, deciding on a 20-year versus a 30-year maturity. The process requires market savvy, independent research, and experience. Although, in some aspects it's a team approach, I make the final decision. The process works something like this:

    - Our municipal traders see a bond in the market with an attractive yield. The fixed income markets are not auction exchanges like the New York Stock Exchange. Instead, they are negotiated markets and bonds trade "over the counter." Potential buyers and sellers bargain until they agree upon a price. When bonds trade in the municipal market, the results are not posted in a central location -- investors must seek out price levels. Our municipal traders are in constant telephone and electronic contact with all major participants gathering information on recent trades and bond offerings -- so we can determine the value of any given bond, whether buying or selling.

    - The portfolio manager decides that the yield, structure and liquidity of the bond fit well with the rest of the portfolio. The bond must also comply with the portfolio diversification requirements mandated by various regulations and constraints (SEC, your prospectus, etc.).

    - Often, the research analyst and portfolio manager are already familiar and current with the issuer's financial outlook. If not, the analyst contacts senior financial officers of the issuer for the latest financial statements and outlook. The analyst closely examines the bond indenture and legal structure. He or she may need to discuss a legal issue with bond counsel. The objective of our credit research is to anticipate credit problems, those factors affecting an entire industry and those impacting a specific issuer, before they impact our portfolio.

    - After gathering sufficient information, the analyst approves, or disapproves, the purchase of the bond and provides his/her independent appraisal of the bond's credit rating. After the credit review, the portfolio manager decides whether the bond still represents good "value". On occasion, we may feel that a particular bond's financial outlook is suitable for purchase, but the bond's credit rating is too optimistic. If the bonds were over-rated, I would bid lower in price, or "pass" on them entirely.

YOUR FUND'S PERFORMANCE-MORNINGSTAR 5-STAR FUND
I'm very pleased to say that your Fund received an Overall Star Rating of 5 stars in the municipal bond fund category from Morningstar Rating(TradeMark) for the period ended March 31, 1999.(4) The Fund's performance compared very favorably to its peer group. Your Fund's net asset value (NAV) per share increased by $.08, or .8%, since March 31, 1998.

While past performance is no guarantee of future results, the Fund's dividend distribution yield(5) for the past 12 months was 4.96%, as compared to Lipper's Florida Municipal Debt Funds average of 4.44% for the 64 funds in the category.(6) For the same period and category, the Fund's total return(7) was 5.91% compared to the Lipper average of 4.90%.

(4) Past performance is no guarantee of future results.

Morningstar proprietary ratings reflect historical risk-adjusted performance as of March 31, 1999. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's 3-, and 5-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings, as applicable. The USAA Florida Tax-Free Income Fund received 5 stars for the 3-, and 5-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The fund was rated among 1,578, and 1,131 in the municipal bond fund category for the 3-, 5- year periods, respectively.

(5) 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions.

(6) Refer to page 5 for the Lipper Average definition.

(7) Total return equals income return plus share price change and assumes reinvestment of dividends and capital gains distributions.

THE STATE OF FLORIDA
Driven by an expanding population, Florida's economy continues to grow and diversify. Although the future growth rate is forecast to slow, expectations are for the state's economy to continue to outperform the U.S. as a whole. Current reserve levels are satisfactory and are expected to increase over the next few years. A cash reserve is vital to a state, like Florida, that relies greatly upon its sales tax receipts as a source of most operating revenues. Sales tax revenues generally decline during a recession.

The downside to Florida's expanding population base is the resulting budgetary pressure for social programs and infrastructure needs. To this end, Florida's debt has increased in amount and complexity and future borrowing is anticipated. The state has increasingly utilized dedicated revenue pledges to meet financing needs. While a ceiling on state revenue collections may restrict some revenue streams, the revenues pledged to state bonds are exempt from this Florida constitutional amendment. Reflecting strong credit fundamentals, Florida maintains high credit ratings of Aa2, AA+, and AA from Moody's Investors Service, Standard & Poor's, and Fitch IBCA, respectively.

I discuss these general economic issues because, although they may not directly relate to each of your Fund's holdings, they do indicate the general financial and economic environment of the state. We will closely monitor those specific credit issues, ballot initiatives, and litigation that could potentially impact the value of your holdings.



----------------------------------


As we go to press, the Florida legislature, with Governor Bush's support, has passed a bill reducing Florida's Intangible Tax effective 1/1/2000. Although the exact changes are not finalized, the Intangible Tax mil rate will most certainly be reduced next year. Additional reductions are possible in later years. Despite the political rhetoric, future Intangible Tax reductions for individuals may still depend upon the strength of the Florida economy and the state's ability to replace Intangible Tax revenues.

The current Intangible Tax is quite small and has little impact upon your effective marginal tax rate.(8) As a result, even the elimination of the tax should have minimal effect on the Fund's tax equivalent yield. Investors should consult their tax advisers with questions specific to their own tax situation. The historic demand for Florida bonds has been very strong. Although on the margin, this is a negative for Florida municipal bonds, I do not foresee a significant adverse market reaction.

(8) Please refer to Appendix B of the current Prospectus for a discussion of Tax Equivalent Yield and the Florida Intangibles Tax.



The table below compares the yield of the USAA Florida Tax-Free Income Fund with a taxable equivalent investment.



                To match the USAA Florida Tax-Free Income Fund's
                     closing 30-Day SEC yield of 4.57% and:
--------------------------------------------------------------------------------
Assuming a Marginal Federal Tax Rate of:      15%     28%     31%     36%  39.6%
--------------------------------------------------------------------------------
Assuming an investor, filing jointly,
with $300,000 in intangible assets,
a fully taxable investment must pay:        5.38%   6.36%   6.63%   7.15%  7.58%
--------------------------------------------------------------------------------

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.



                          PORTFOLIO RATINGS/MIX

A pie chart is shown here depicting the Portfolio Ratings/Mix as of March 31, 1999 of the USAA Florida Tax-Free Income Fund to be:

AAA - 34%; AA - 27%; A - 21%; BBB - 16%; and Cash Equivalents - 2%.



This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to categories AAA and BBB account for 1.4% and 2.9%, respectively, of the Fund's investments.



Note: Income may be subject to the federal alternative minimum tax. See page 17 for a complete listing of the Portfolio of Investments.








Investment Review

USAA FLORIDA TAX-FREE MONEY MARKET FUND

OBJECTIVE: Provide Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax, and a further objective of preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality, Florida tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
                                                       3/31/98        3/31/99
--------------------------------------------------------------------------------
  Net Assets                                        $89.8 Million $98.6 Million
  Net Asset Value Per Share                             $1.00         $1.00
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 7-DAY YIELD AS OF 3/31/99
--------------------------------------------------------------------------------
                                       Since Inception          7-Day
      1 Year          5 Years            on 10/1/93             Yield
       3.05%           3.19%                3.08%               2.71%
--------------------------------------------------------------------------------

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.



                           7-Day Yield Comparison

A chart in the form of a line graph appears here illustrating the comparison of the 7-day Yield of the USAA Florida Tax-Free Money Market Fund and the IBC Financial Data, Inc. SB (Stock Broker) and GP (General Purpose) (Tax-Free) Money Funds.

                      USAA Florida Tax-Free
                        Money Market Fund              IBC Financial Data, Inc.
                      ---------------------            ------------------------
03/31/98                     3.29%                              2.93%
04/28/98                     3.81%                              3.37%
05/26/98                     3.44%                              3.10%
06/30/98                     3.32%                              2.93%
07/28/98                     3.18%                              2.88%
08/25/98                     3.00%                              2.60%
09/29/98                     3.54%                              3.10%
10/27/98                     2.93%                              2.55%
11/24/98                     3.02%                              2.64%
12/29/98                     3.09%                              2.85%
01/26/99                     2.62%                              2.28%
02/22/99                     2.38%                              2.11%
03/29/99                     2.71%*                             2.34%*

Data represent the last Monday of each month.
* Ending date 3/29/99


The graph tracks the Fund's 7-day yield against IBC Financial Data, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of money market fund yields.






Message from the Manager

(Photograph of the Portfolio Manager, John C. Bonnell, CFA, appears here.)

THE MARKET
It is interesting to hear what economists are saying about the direction of interest rates. Over the last year, we heard predictions of lower interest rates, predictions of higher interest rates, and you guessed it, predictions of stable rates! At the time of this writing, some are calling for lower rates suggesting our economy is on the verge of a slowdown due to depressed economies abroad. Others are calling for higher rates because the domestic economy still appears strong, which is likely to lead to inflation if held unchecked. Valid arguments can be made for lower, constant, and higher interest rates. This is why we continue to focus more on ascertainable concepts such as supply and demand, and seasonal effects.

The supply of traditional money market fund eligible securities has not kept up with the asset growth in tax-exempt money market funds -- which drives demand. This has led to the creation of structured municipal variable rate securities out of long-term fixed rate municipal bonds. The end result is a security with an effective maturity within money market fund guidelines. While we currently do not own this type of synthetic municipal security, we do closely analyze them and may participate in this market some time in the future.

Beginning in the late summer of 1998, negative global economic events induced a flight to quality into U.S. Treasury securities which were seen as a safe haven from market uncertainty. In addition, the Federal Reserve lowered the Federal Funds rate -- the rate banks charge one another for overnight loans -- three times between September and November 1998 bringing the target rate down 0.75% to 4.75%. One-year municipal note yields, as measured by the Bond Buyer's One-Year
Note Index,(1) dropped from the 3.6% range in early August, to the 2.9% range in early November. However, during March 1999, municipal note yields inched back up above 3.0%.

(1) The Bond Buyer One-Year Note Index is representative of yields on 10 large one-year tax-exempt notes.

STRATEGY
As always, we focus on buying the best relative value in the market at any given time. The Fund's average maturity looks relatively short at this time because of the amount of variable rate securities(2) compared to fixed rate securities in the Fund. The variable rate securities recently offered a better relative value in terms of risk/return versus long-term fixed-rate securities. We may be able to extend the Fund's maturity in the coming months, both to protect against lower rates and to help stabilize the interest rate fluctuations of the variable rate securities. We continue to utilize our internal credit research staff to analyze each security on a case by case basis and we remain very selective when investing fund assets.

(2) Variable rate demand notes represent borrowings that are payable on demand and that bear interest reflective of a money market rate.

PERFORMANCE
While past performance is no guarantee of future results, for the 12 months ending March 31, 1999, your Fund ranked 10 out of 166 State Specific Tax-Exempt Money Market Funds according to IBC Financial Data, Inc. with a yield of 3.05%. The average for the category over the same period was 2.69%.

FLORIDA
Driven by population growth, Florida's economy continues to grow and diversify. Although future economic expansion is forecasted to slow, expectations are for the state economy to continue to outperform the U.S. as a whole. Current state reserve levels are good with expectations for further augmentation in the current fiscal year as well as the 1999-00 fiscal year. This is important due to Florida's disproportionate reliance upon cyclical sales tax receipts as a source of operating revenues.

The downside to Florida's expanding population base is the corresponding budgetary pressure for social programs and infrastructure needs. To this end, Florida's debt has increased in amount and complexity, and future borrowing is anticipated. The state has increasingly utilized dedicated revenue pledges to meet financing needs. While a ceiling on state revenue collections may become fiscally restrictive, revenues pledged to state bonds are exempt from this Florida constitutional amendment.

Reflecting strong credit fundamentals, Florida maintains high bond ratings of Aa2, AA+, and AA from Moody's Investors Service, Standard & Poor's, and Fitch IBCA, respectively.




                    Cumulative Performance of $10,000

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 Investment for the USAA Florida Tax-Free Money Market Fund. The data is from 10/1/93 through 3/31/99. The data points from the graph are as follows:

USAA  Florida Tax-Free Money Market Fund
Year                  Amount
--------              -------
10/01/93              $10,000
03/31/94              $10,096
09/30/94              $10,218
03/31/95              $10,384
09/30/95              $10,570
03/31/96              $10,749
09/30/96              $10,923
03/31/97              $11,094
09/30/97              $11,281
03/31/98              $11,464
09/30/98              $11,652
03/31/99              $11,813

Data since inception on 10/1/93 through 3/31/99


Past performance is no guarantee of future results and the value of your investment will vary according to the fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax. For 7-day yield information, please refer to the Fund's Investment Review page.



As we go to press, the Florida legislature, with Governor Bush's support, has passed a bill reducing Florida's Intangible Tax effective 1/1/2000. Although the exact changes are not finalized, the Intangible Tax mil rate will most certainly be reduced next year. Additional reductions are possible in later years. Despite the political rhetoric, future Intangible Tax reductions for individuals may still depend upon the strength of the Florida economy and the state's ability to replace Intangible Tax revenues.

The current Intangible Tax is quite small and has little impact upon your effective marginal tax rate.(3) As a result, even the elimination of the tax should have minimal effect on the Fund's tax equivalent yield. Investors should consult their tax advisers with questions specific to their own tax situation. The historic demand for Florida bonds has been very strong. Although on the margin, this is a negative for Florida municipal bonds, I do not foresee a significant adverse market reaction.

(3) Please refer to Appendix B of the current Prospectus for a discussion of Tax Equivalent Yield and the Florida Intangibles Tax.



See page 17 for a complete listing of the Portfolio of Investments.








Independent Auditors' Report

KPMG


The Shareholders and Board of Trustees

USAA STATE TAX-FREE TRUST:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the USAA Florida Tax-Free Income and USAA Florida Tax-Free Money Market Funds, funds of the USAA State Tax-Free Trust, as of March 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 9 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Florida Tax-Free Income and USAA Florida Tax-Free Money Market Funds as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                               KPMG LLP


San Antonio, Texas
May 7, 1999








CATEGORIES & DEFINITIONS
PORTFOLIOS OF INVESTMENTS

March 31, 1999



Fixed Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. In bond funds, the effective maturity is the next put date.

Credit Enhancements - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust.

The USAA Florida Tax-Free Money Market Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. The Manager attempts to minimize credit risk in the USAA Florida Tax-Free Money Market Fund through rigorous internal credit research and by investing in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase.

(PRE)       Prerefunded to a date prior to maturity.
(LOC)       Enhanced by a bank letter of credit.
(LIQ)       Enhanced by a bank liquidity agreement.
(NBGA)      Enhanced by a non-bank guarantee agreement.
(INS)       Scheduled principal and interest payments are insured by:
            (1) MBIA, Inc.
            (2) AMBAC Financial Group, Inc.
            (3) Financial Guaranty Insurance Co.
            (4) Financial Security Assurance Holdings Ltd.
            (5) Asset Guaranty Insurance Co.
            (6) ACA Financial Guaranty Corp.

PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS
CP      Commercial Paper                 MFH     Multi-Family Housing
GO      General Obligation               PCRB    Pollution Control Revenue Bond
IDA     Industrial Development           RB      Revenue Bond
         Authority/Agency                TAN     Tax Anticipation Note
IDRB    Industrial Development           TRAN    Tax Revenue Anticipation Note
         Revenue Bond







USAA FLORIDA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

March 31, 1999

Principal                                      Coupon                   Market
 Amount             Security                    Rate      Maturity       Value
--------------------------------------------------------------------------------
                         FIXED RATE INSTRUMENTS (94.6%)
            Florida (87.6%)
  $ 3,400   Alachua County Health Facilities
             Auth. RB, Series 1996A (INS) (1)   5.80%    12/01/2026    $  3,629
            Board of Education Capital Outlay
             Bonds,
    3,500    Series 1995B (NBGA)                5.88      6/01/2020       3,774
    4,000    Series 1997B (NBGA)                4.50      6/01/2027       3,635
    3,000    Series 1998A (NBGA)                4.75      6/01/2028       2,830
    2,000    Series 1998C (INS) (4)             4.50      6/01/2022       1,842
    3,000    Series 1999A (NBGA)                4.50      6/01/2019       2,816
    2,500   Board of Regents University Systems
             Improvement RB, Series 1998
             (INS) (2)                          4.50      7/01/2023       2,297
            Broward County Housing Finance
             Auth. MFH RB,
    1,100    Series 1995A                       7.00      2/01/2025       1,223
    1,000    Series 1997A-1                     6.00      5/01/2032       1,065
    2,000   Cape Canaveral Hospital District RB,
             Series 1998                        5.25      1/01/2028       1,920
            Cape Coral Health Facilities Auth.
             RB,
    1,000    Series 1997 (INS) (5)              5.50     10/01/2017       1,037
    1,400    Series 1997 (INS) (5)              5.63     10/01/2027       1,460
    1,855   Citrus County PCRB, Series 1992B    6.35      2/01/2022       2,009
    1,750   Clearwater Housing Auth. RB,
             Series 1997 (INS) (6)              5.35      5/01/2024       1,769
    2,000   Collier County Health Facilities
             Auth. RB,
             Series 1994(e)                     7.00     12/01/2019       2,218
    2,000   Dade County Special Obligation
             Bonds, Series 1995 (PRE)           6.10      4/01/2020       2,247
            Department of Transportation Right
             of Way GO,
    7,160    Series 1997B (NBGA)                5.00      7/01/2027       7,047
    4,000    Series 1999A (NBGA) (d)            4.75      7/01/2020       3,832
            Department of Transportation
             Turnpike Auth. RB,
    1,700    Series 1997A (INS) (3)             4.75      7/01/2020       1,626
    4,000    Series 1998B (INS) (3)             5.00      7/01/2027       3,967
            Duval County Housing Finance Auth.
             MFH RB,
    1,700    Series 1996                        5.90      9/01/2016       1,785
    2,510    Series 1996                        6.00      3/01/2021       2,626
    1,000   Escambia County Housing Finance
             Agency MFH RB, Series 1985         5.63      8/01/2016       1,040
      700   Gulf County School District Sales
             Tax RB, Series 1997 (INS) (5)      5.75      6/01/2017         746
    2,000   Hillsborough County IDA PCRB,
             Series 1994                        6.25     12/01/2034       2,206
            Housing Finance Agency RB,
    1,500    Series 1994A                       6.35      7/01/2014       1,597
    1,000    Series 1995H (NBGA)                6.50     11/01/2025       1,074
    1,200   Indian River County Hospital
             District RB, Series 1996 (INS) (4) 5.70     10/01/2015       1,288
    8,820   Jacksonville Health Facilities Auth.
             RB, Series 1997B                   5.25      8/15/2027       8,823
            Martin County Health Facilities
             Auth. Hospital RB,
    1,000    Series 1997A (INS) (1)             5.25     11/15/2017       1,022
    1,700    Series 1998 (INS) (2)              5.00     11/15/2028       1,673
    1,000   Miami Beach Health Facilities Auth.
             Hospital RB, Series 1992 (INS) (4) 6.25     11/15/2019       1,089
   36,000   Miami Dade County Special Obligation
             RB, Series 1997B (INS) (1),(a)     5.65     10/01/2031       6,223
    1,000   Miramar Wastewater Improvement
             Assessment Bonds,
             Series 1994 (PRE) (INS) (3)        6.75     10/01/2025       1,150
    5,000   North Miami Educational Facilities
             RB, Series 1994A (e)               6.13      4/01/2020       5,230
    2,130   North Miami Health Facilities Auth.
             RB, Series 1996 (LOC)              6.00      8/15/2024       2,257
    5,750   Orange County Health Facilities
             Auth. RB, Series 1995 (e)          6.75      7/01/2020       6,628
    1,000   Orange County Housing Finance Auth.
             RB, Series 1994B                   6.40      2/01/2030       1,067
            Orange County Tourist Development
             Tax RB,
    4,660    Series 1998A (INS) (2)             4.75     10/01/2024       4,438
    2,880    Series 1998B (INS) (2)             4.75     10/01/2024       2,743
    3,575   Orlando and Orange County Expressway
             Auth. RB, Series 1993              5.95      7/01/2023       3,715
    4,000   Orlando Utilities Commission RB,
             Series 1993B                       5.25     10/01/2023       4,029
    3,405   Palm Beach County Health Facilities
             Auth. Hospital RB,
             Series 1993 (PRE)                  6.30     10/01/2022       3,790
            Palm Beach County Health Facilities
              Auth. RB,
    4,900    Series 1996                        5.63     11/15/2020       5,072
    2,500    Series 1998                        5.13     11/15/2029       2,378
      625   Palm Beach County Housing Finance
             Auth. RB, Series 1994B             6.40      4/01/2014         665
    1,800   Plantation Health Facilities Auth.
             RB, Series 1998                    5.13     12/01/2022       1,726
    3,000   Sarasota County Public Hospital
             Board RB, Series 1998B (INS) (1)   5.25      7/01/2024       3,087
    6,805   St. Johns County IDA Hospital RB,
             Series 1992                        6.00      8/01/2022       7,070
    2,000   St. Johns County IDA RB,
             Series 1997A (INS) 1,c             5.50      3/01/2017       2,077
    3,215   Sunrise Special Tax District #1 GO,
             Series 1991 (LOC)                  6.38     11/01/2021       3,461
    1,150   Tallahassee Consolidated Utility
             Systems RB, Series 1994            6.20     10/01/2019       1,271
    8,400   Tampa Bay Water Utility Systems RB,
             Series 1998B (INS) (3)             4.75     10/01/2027       7,955
    1,300   Turtle Run Community Development
             District RB, Series 1997 (PRE)     6.40      5/01/2011       1,422
    1,500   Volusia County Education Facility
             Auth. RB, Series 1996A             6.13     10/15/2026       1,595
    3,000   Volusia County Health Facilities
             Auth. Hospital RB, Series 1996
             (INS) (2)                          5.50     11/15/2026       3,103

            Guam (0.6%)
    1,000   Government Limited Obligation
             Infrastructure Improvement RB,
             Series 1989A (PRE)                 7.10     11/15/2009       1,044

            Puerto Rico (6.4%)
            Commonwealth GO,
    1,000    Series 1996                        5.40      7/01/2025       1,028
    2,000    Series 1998                        5.00      7/01/2027       1,963
    5,150   Electric Power Auth. RB,
             Series 1995Z                       5.25      7/01/2021       5,173
    1,000   Highway and Transportation Auth. RB,
             Series 1998A                       5.00      7/01/2038         975
    2,500   Highway Auth. RB, Series Q (PRE)    6.00      7/01/2020       2,583
--------------------------------------------------------------------------------
            Total fixed rate instruments (cost: $164,338)               172,130
--------------------------------------------------------------------------------
                                 PUT BOND (4.2%)
            Florida
    7,055   Duval County Housing Finance Auth.
             MFH RB, Series 1995 (NBGA)
             (cost: $7,159)                     6.75      4/01/2025       7,655
--------------------------------------------------------------------------------
                        VARIABLE RATE DEMAND NOTES (1.8%)
            Florida
    2,810   Pinellas County Health Facilities
             Auth. RB, Series 1985 (LIQ)
             (INS)(2)                           3.10     12/01/2015       2,810
      495   Volusia County Health Facilities
             Auth. RB, Series 1995 (LOC)        3.15      9/01/2020         495
--------------------------------------------------------------------------------
            Total variable rate demand notes (cost: $3,305)               3,305
--------------------------------------------------------------------------------
            Total investments (cost: $174,802)                         $183,090
================================================================================


                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------
            Special Assessment/Tax/Fee                          18.1%
            Hospitals                                           18.0
            Multi-Family Housing                                10.6
            Nursing/Continuing Care Centers                      9.2
            Escrowed Bonds                                       6.7
            Toll Roads                                           5.1
            Water/Sewer Utilities - Municipal                    5.1
            Electric/Gas Utilities - Municipal                   5.1
            Education                                            5.0
            Sales Tax                                            4.4
            Healthcare - Miscellaneous                           3.6
            General Obligations                                  3.6
            Electric Utilities                                   2.3
            Finance - Municipal                                  1.5
            Single-Family Housing                                1.2
            Miscellaneous                                        1.1
                                                               -----
            Total                                              100.6%
                                                               =====







USAA FLORIDA  TAX-FREE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

March 31, 1999

 Principal                                     Coupon                    Final
  Amount               Security                 Rate      Maturity       Value
--------------------------------------------------------------------------------
                       VARIABLE RATE DEMAND NOTES (70.3%)
            Florida
  $ 3,000   Brevard County Housing Finance Auth.
             MFH RB, Series 1993 (NBGA)         3.10%     7/01/2005    $  3,000
    1,305   Brevard County Mental Health
             Facilities RB, Series 1994C (LOC)  3.10      1/01/2010       1,305
    3,000   Broward County Education Research
             and Training Auth. IDRB,
             Series 1997 (LOC)                  3.05      8/01/2004       3,000
    2,460   Broward County Housing Finance Auth.
             MFH RB, Series 1990 (NBGA)         3.10     10/01/2007       2,460
    1,300   Dade County Special Obligation
             Bonds, Series 1990 (LOC)           4.40     10/01/2010       1,300
    3,725   Fort Pierce Health Facility RB,
             Series 1997 (LOC)                  3.10     10/01/2017       3,725
    1,725   Hillsborough County IDA PCRB,
             Series 1990                        3.15      9/01/2025       1,725
    2,100   Hillsborough County Port District
             RB, Series 1992 (LOC)              3.00      2/01/2004       2,100
            Housing Finance Agency MFH RB,
    7,430    Series 1985 EE (LOC)               3.00      9/01/2008       7,430
    1,515    Series 1985C (LOC)                 3.10      8/01/2006       1,515
    1,100    Series 1985GGG (LOC)               4.75     12/01/2008       1,100
    3,305    Series 1990B (NBGA)                3.10     12/01/2009       3,305
      450    Series 1990D (NBGA)                3.10     12/01/2009         450
    4,300   Jacksonville Hospital RB,
             Series 1988 (LOC)                  4.50      2/01/2018       4,300
    1,800   Miami Health Facilities Auth. RB,
             Series 1996 (LOC)                  3.10     12/01/2016       1,800
      755   Orange County Health Facilities
             Auth. RB, Series 1998 (LOC)        3.05     11/01/2028         755
    1,000   Orange County IDA RB, Series 1996A
             (LOC)                              3.10      2/01/2016       1,000
    4,205   Pinellas County Health Facilities
             Auth. RB, Series 1985
             (LIQ)(INS)(2)                      3.10     12/01/2015       4,205
    1,890   Sarasota Educational Facilities RB,
             Series 1996 (LOC)                  3.10      2/01/2021       1,890
    2,740   St. Johns County IDA RB, Series
             1997 (LOC)                         3.05      5/01/2009       2,740
            St. Petersburg Health Facilities
             Auth. RB,
    3,475    Series 1997 (LOC)                  3.05      7/01/2027       3,475
    5,000    Series 1999 (LOC)                  3.08      1/01/2024       5,000
            Volusia County Health Facilities
             Auth. RB,
    3,800    Series 1994A (LOC)                 3.05     11/15/2023       3,800
      800    Series 1995 (LOC)                  3.15      9/01/2020         800
     3,000   Volusia County Housing Finance
             Auth. RB, Series 1985C (LOC) (b)   3.38      9/01/2005       3,000
    4,150   Wauchula IDA RB, Series 1993 (LOC)  3.15     12/01/2013       4,150
--------------------------------------------------------------------------------
            Total variable rate demand notes (cost: $69,330)             69,330
--------------------------------------------------------------------------------
                                 PUT BOND (1.2%)
            Florida
    1,200   Indian River County Hospital
             District RB, Series 1989
             (LOC) (cost: $1,200)               2.65     10/01/2019       1,200
--------------------------------------------------------------------------------
                         FIXED RATE INSTRUMENTS (21.3%)
            Florida
    1,000   East County Water Control District
             RB, Series 1994 (INS) (5)          5.10     11/01/1999       1,011
    4,790   Gainesville Utilities System CP
             Notes, Series C                    2.95      5/03/1999       4,790
    1,800   Halifax Hospital Medical Center TAN,
             Series 1999 (LOC)                  3.50      3/15/2000       1,808
    5,200   Jacksonville GO CP Notes            2.65      5/03/1999       5,200
    4,000   Local Government Finance Commission
             Pooled CP Notes, Series A (LOC)    2.70      5/07/1999       4,000
    3,000   Miami Dade County School District
             TRAN, Series 1998                  4.00      6/30/1999       3,003
      700   Osceola County Capital Improvements
             RB, Series 1998 (INS) (1)          3.60      9/01/1999         700
      500   Pinellas County Resources Recovery
             RB, Series 1990A (INS) (1)         6.50     10/01/1999         508
--------------------------------------------------------------------------------
            Total fixed rate instruments (cost: $21,020)                 21,020
--------------------------------------------------------------------------------
            Total investments (cost: $91,550)                          $ 91,550
================================================================================






                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------
            Multi-Family Housing                                22.6%
            Hospitals                                            9.4
            Finance - Municipal                                  8.3
            Buildings                                            7.3
            Nursing/Continuing Care Centers                      6.9
            Water/Sewer Utilities - Municipal                    5.9
            General Obligations                                  5.3
            Healthcare - Miscellaneous                           5.1
            Community Service                                    5.1
            Real Estate Tax/Free                                 4.9
            Education                                            2.9
            Aluminum                                             2.8
            Chemicals                                            2.1
            Electric Utilities                                   1.7
            Special Assessment/Tax/Fee                           1.3
            Appropriated Debt                                     .7
            Solid Waste Disposal                                  .5
                                                                ----
            Total                                               92.8%
                                                                ====






NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 1999


GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

SPECIFIC NOTES
(a) Zero Coupon security. Rate represents the effective yield at date of purchase.

(b) This security was purchased within the terms of a private placement memorandum and is subject to a seven day demand feature. Under procedures adopted by the Board of Trustees, the adviser has determined that this security is liquid. At March 31, 1999, this security represents 3.0% of the USAA Florida Tax-Free Money Market Fund's net assets.

(c) This security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by management. Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A. At March 31, 1999, this security represented 1.1% of the USAA Florida Tax-Free Income Fund's net assets.

(d) At March 31, 1999, the cost of securities purchased on a delayed delivery basis for the USAA Florida Tax-Free Income Fund was $3.9 million.

(e) At March 31, 1999, these securities were segregated to cover delayed delivery purchases.



See accompanying notes to financial statements.







STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 1999


                                                                      USAA             USAA
                                                                     Florida      Florida Tax-Free
                                                                     Tax-Free       Money Market
                                                                   Income Fund         Fund
                                                                   -------------------------------
ASSETS
   Investments in securities, at market value
      (identified cost of $174,802 and $91,550, respectively)      $   183,090     $    91,550
   Cash                                                                     27              72
   Receivables:
      Capital shares sold                                                   28              62
      Interest                                                           3,062             418
      Securities sold                                                      -             6,752
                                                                   ------------------------------
         Total assets                                                  186,207          98,854
                                                                   ------------------------------

LIABILITIES
   Securities purchased                                                  3,863             -
   Capital shares redeemed                                                  16             157
   USAA Investment Management Company                                       55              45
   USAA Transfer Agency Company                                              6               5
   Accounts payable and accrued expenses                                    31              20
   Dividends on capital shares                                             272              11
                                                                   ------------------------------
         Total liabilities                                               4,243             238
                                                                   ------------------------------
            Net assets applicable to capital shares outstanding    $   181,964     $    98,616
                                                                   ==============================

REPRESENTED BY:
   Paid-in capital                                                 $   174,709     $    98,616
   Accumulated net realized loss on investments                         (1,033)            -
   Net unrealized appreciation of investments                            8,288             -
                                                                   ------------------------------
            Net assets applicable to capital shares outstanding    $   181,964     $    98,616
                                                                   ==============================
   Capital shares outstanding, unlimited number of shares
      authorized, $.001 par value                                       18,160          98,616
                                                                   ==============================
   Net asset value, redemption price, and offering price per share $     10.02     $      1.00
                                                                   ==============================


See accompanying notes to financial statements.






STATEMENTS OF OPERATIONS
(IN THOUSANDS)

March 31, 1999


                                                              USAA             USAA
                                                             Florida      Florida Tax-Free
                                                             Tax-Free       Money Market
                                                           Income Fund         Fund
                                                           -------------------------------

Net investment income:
   Interest income                                         $    8,899        $   3,391
                                                           -------------------------------
   Expenses:
      Management fees                                             586              345
      Transfer agent's fees                                        78               63
      Custodian's fees                                             60               42
      Postage                                                       6                5
      Shareholder reporting fees                                    5                5
      Trustees' fees                                                7                7
      Registration fees                                            10                3
      Professional fees                                            15               22
      Other                                                         7                4
                                                           -------------------------------
         Total expenses before reimbursement                      774              496
      Expenses reimbursed                                         -                (11)
                                                           -------------------------------
         Total expenses after reimbursement                       774              485
                                                           -------------------------------
            Net investment income                               8,125            2,906
                                                           -------------------------------
Net realized and unrealized gain on investments:
      Net realized gain                                           373              -
      Change in net unrealized appreciation/depreciation          625              -
                                                           -------------------------------
            Net realized and unrealized gain                      998              -
                                                           -------------------------------
Increase in net assets resulting from operations           $    9,123        $   2,906
                                                           ===============================


See accompanying notes to financial statements.







STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,


                                                       USAA                   USAA
                                                  Florida Tax-Free       Florida Tax-Free
                                                     Income Fund         Money Market Fund
                                                --------------------------------------------
                                                  1999        1998       1999        1998
                                                --------------------------------------------

From operations:
   Net investment income                        $  8,125    $  6,108   $  2,906    $  2,851
   Net realized gain on investments                  373         451        -           -
   Change in net unrealized appreciation/
      depreciation of investments                    625       6,424        -           -
                                                --------------------------------------------
      Increase in net assets resulting from
         operations                                9,123      12,983      2,906       2,851
                                                --------------------------------------------
Distributions to shareholders from:
   Net investment income                          (8,125)     (6,108)    (2,906)     (2,851)
                                                --------------------------------------------
From capital share transactions:
   Proceeds from shares sold                      61,581      60,753    182,464     159,243
   Dividend reinvestments                          5,417       4,066      2,699       2,630
   Cost of shares redeemed                       (31,953)    (21,256)  (176,346)   (159,127)
                                                --------------------------------------------
      Increase in net assets from
         capital share transactions               35,045      43,563      8,817       2,746
                                                --------------------------------------------
Net increase in net assets                        36,043      50,438      8,817       2,746
Net assets:
   Beginning of period                           145,921      95,483     89,799      87,053
                                                --------------------------------------------
   End of period                                $181,964    $145,921   $ 98,616    $ 89,799
                                                ============================================
Change in shares outstanding:
   Shares sold                                     6,133       6,196    182,464     159,243
   Shares issued for dividends reinvested            538         416      2,699       2,630
   Shares redeemed                                (3,186)     (2,172)  (176,346)   (159,127)
                                                --------------------------------------------
      Increase in shares outstanding               3,485       4,440      8,817       2,746
                                                ============================================



See accompanying notes to financial statements.






NOTES TO FINANCIAL STATEMENTS

March 31, 1999


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA State Tax-Free Trust (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of four separate funds. The information presented in this annual report pertains only to the USAA Florida Tax-Free Income Fund and USAA Florida Tax-Free Money Market Fund (the Funds). The Funds have a common objective of providing Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax.
The USAA Florida Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA Florida Tax-Free Income Fund are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA Florida Tax-Free Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in Florida municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Funds participate with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, each Fund may borrow from NationsBank, at NationsBank's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 15% of its total assets. During the year ended March 31, 1999, the USAA Florida Tax-Free Income Fund had two borrowings, averaging $1.8 million with an average length of one day, and incurred $519 in interest expense. The USAA Florida Tax-Free Money Market Fund had no borrowings under any of these agreements during the period.

(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At March 31, 1999, the USAA Florida Tax-Free Income Fund had capital loss carryovers for federal income tax purposes of approximately $1.0 million which, if not offset by subsequent capital gains will expire between 2003-2004. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities for the year ended March 31, 1999 were as follows:

                          USAA Florida Tax-Free   USAA Florida Tax-Free
                               Income Fund          Money Market Fund
                                 ($000)                   ($000)
                          ---------------------------------------------
Purchases                      $ 81,550                  $333,914
Sales/maturities               $ 40,523                  $323,973

For the USAA Florida Tax-Free Income Fund, cost of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at March 31, 1999 was as follows:

                            Appreciation     Depreciation        Net
                               ($000)           ($000)         ($000)
                            -----------------------------------------
USAA Florida Tax-Free
  Income Fund                 $ 8,623           $ 335         $ 8,288

(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company (the Manager) carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets
(ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its average net assets through August 1, 2000.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.

(7) YEAR 2000 (UNAUDITED)
Like other mutual funds, the Funds could be adversely affected if the computer systems used by the Manager and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

(8) SHAREHOLDER DIVIDENDS (UNAUDITED)
The Funds completed their fiscal year on March 31, 1999. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year as to what portion of its earnings was exempt from federal taxation and dividends which represent long-term capital gains. The net investment income earned and distributed by each of the Funds was 100% tax exempt for federal income tax purposes. There were no long-term capital gain distributions for the year ended March 31, 1999.








NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA FLORIDA TAX-FREE INCOME FUND

March 31, 1999



(9) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:


                                                Year Ended March 31,
                              -------------------------------------------------------
                                 1999        1998       1997       1996        1995
                              -------------------------------------------------------

Net asset value at
   beginning of period         $   9.94    $   9.33   $   9.26   $   9.09    $   8.98
Net investment income               .50         .51        .52        .52         .49
Net realized and
   unrealized gain                  .08         .61        .07        .17         .11
Distributions from net
   investment income               (.50)       (.51)      (.52)      (.52)       (.49)
                              -------------------------------------------------------
Net asset value at
   end of period               $  10.02    $   9.94   $   9.33   $   9.26    $   9.09
                              =======================================================
Total return (%) *                 5.91       12.22       6.51       7.66        7.01
Net assets at end
   of period (000)             $181,964    $145,921   $ 95,483   $ 69,079    $ 42,891
Ratio of expenses to
   average net assets (%)           .47         .50        .50        .50         .50
Ratio of expenses to
   average net
   assets excluding
   reimbursements (%)               -           .51        .57        .67         .81
Ratio of net investment
   income to average
   net assets (%)                  4.96        5.21       5.57       5.52        5.59
Portfolio turnover (%)            25.28       27.48      44.75      88.20       71.76


*   Assumes reinvestment of all dividend income distributions during the period.





NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA FLORIDA TAX-FREE MONEY MARKET FUND

March 31, 1999

(9) FINANCIAL HIGHLIGHTS (CONTINUED)
Per share operating performance for a share outstanding throughout each period is as follows:


                                                Year Ended March 31,
                              -------------------------------------------------------
                                 1999        1998       1997       1996        1995
                              -------------------------------------------------------

Net asset value at
   beginning of period         $   1.00    $   1.00   $   1.00   $   1.00    $   1.00
Net investment income               .03         .03        .03        .03         .03
Distributions from net
   investment income               (.03)       (.03)      (.03)      (.03)       (.03)
                              -------------------------------------------------------
Net asset value at
   end of period               $   1.00    $   1.00   $   1.00   $   1.00    $   1.00
                              =======================================================
Total return (%) *                 3.05        3.34       3.20       3.51        2.86
Net assets at end
   of period (000)             $ 98,616    $ 89,799   $ 87,053   $ 71,224    $ 52,225
Ratio of expenses to
   average net assets (%)           .50         .50        .50        .50         .50
Ratio of expenses to
   average net
   assets excluding
   reimbursements (%)               .51         .52        .57        .64         .72
Ratio of net investment
   income to average
   net assets (%)                  3.00        3.28       3.15       3.45        2.97


*   Assumes reinvestment of all dividend income distributions during the period.






DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Service Mark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777